Exhibit (a)(1)(C)

November 21, 2007 - One Week After Offer Commences

SUBJECT: Urgent Information Regarding Your BEA Stock Options

We have just completed week one of the BEA Systems, Inc. Offer to Amend the Exercise Price of Certain Options (referred to as the “Offer”). The Offer will expire at 9:00 p.m., Pacific Time, on December 14, 2007 unless we extend the Offer.

If you would like to participate in this Offer, you must log onto the Offer website at https://bea409a.equitybenefits.com/ and click on the MAKE AN ELECTION button. You will be directed to your election form that contains personalized information with respect to each eligible option you hold.

You will need to check the appropriate box next to your eligible options to indicate whether you elect to amend in accordance with the terms of the Offer. After completing the election form, you will have the opportunity to review the elections you have made with respect to your eligible options. If you are satisfied with your elections you will proceed to the Agreement to Terms of Election page. Only after you agree to the Agreement to the Terms of Election will you be directed to the Election Confirmation Statement page. Please print and keep a copy of the Election Confirmation Statement for your records. You will then have completed the election process.

To help (i) explain the potential adverse tax impact of Section 409A, (ii) explain how BEA Systems, Inc. has addressed the situation and the choices you have, and (iii) answer other questions you may have, you may log on to http://inweb.bea.com/tenderoffer to view a recorded informational video fully explaining the Offer or either call (408) 817-4355 or e-mail BEA409A@bea.com should you have any questions about the Offer.

BEA Systems, Inc. has prepared communications regarding the Offer and PricewaterhouseCoopers LLP will provide general tax information regarding the Offer. Neither BEA Systems, Inc. nor PricewaterhouseCoopers LLP will provide tax advice specific to an individual’s circumstances or make any recommendation.

If you are not able to submit your election electronically via the Offer website as a result of technical failures of the website, such as the website being unavailable or the website not accepting your election, or if you do not otherwise have access to the Offer website for any reason (including lack of internet services), you must complete a paper election form and return it to the Company via facsimile to Stock Administration at (408) 570-8970 before 9:00 p.m., Pacific Time, on December 14, 2007. To obtain a paper election form, please contact Stock Administration via fax at (408) 570-8970 or by e-mail at stock-admin@bea.com, or you may download and print the form at https://bea409a.equitybenefits.com/

You must complete the election process in the foregoing manner before 9:00 p.m., Pacific Time, on December 14, 2007. If we extend the Offer beyond that deadline, you must complete the process before the extended expiration date of the Offer.

We will not accept delivery of any election form after expiration of the Offer. If we do not receive a properly completed and duly executed election form from you before the expiration of the Offer, we will not accept your eligible options for amendment. Those options will not be amended or replaced pursuant to the Offer, and no cash payment will be made with respect to those options.

This notice does not constitute the Offer. The full terms of the Offer are described in (1) the Offer to Amend; (2) the letter from Mark P. Dentinger, dated November 15, 2007; (3) the election forms; and (4) the presentation by PricewaterhouseCoopers LLP, describing the Offer. You may also access these documents through the Offer website at https://bea409a.equitybenefits.com/, or through the U.S. Securities and Exchange Commission’s website at www.sec.gov. You may receive paper copies of these documents and forms by contacting Stock Administration by fax at (408) 570-8970 or by e-mail at stock-admin@bea.com.

November 30, 2007 - Two Weeks After Offer Commences

SUBJECT: Urgent Information Regarding Your BEA Stock Options

We have just completed the second week of the BEA Systems, Inc. Offer to Amend the Exercise Price of Certain Options (referred to as the “Offer”). The Offer will expire at 9:00 p.m., Pacific Time, on December 14, 2007 unless we extend the Offer.

[According to our records, you have not yet logged onto the Offer website nor made an election with respect to the Offer. Attached to this email is more detailed information that will assist you in understanding the Offer. It is extremely important that you access the Offer website and make your election on or before December 14, 2007. You may be subject to negative tax consequences if you do not choose to participate in the Offer or if you exercise your eligible options prior to their amendment under the terms of the Offer.]

[According to our records, you have logged onto the Offer website, but have yet to make an election with respect to the Offer. Attached to this email is more detailed information that will assist you in understanding the Offer. It is extremely important that you log onto the Offer website again and make your election on or before December 14, 2007. You may be subject to negative tax consequences if you do not choose to participate in the Offer or if you exercise your eligible options prior to their amendment under the terms of the Offer.]

[ATTACHMENT READS AS FOLLOWS]

We have just completed the second week of the BEA Systems, Inc. Offer to Amend the Exercise Price of Certain Options (referred to as the “Offer”). The Offer will expire at 9:00 p.m., Pacific Time, on December 14, 2007 unless we extend the Offer.

If you would like to participate in the Offer, you must log onto the Offer website at https://bea409a.equitybenefits.com/ and click on the MAKE AN ELECTION button. You will be directed to your election form that contains the following personalized information with respect to each eligible option you hold.

You will need to check the appropriate box next to your eligible options to indicate whether you elect to amend in accordance with the terms of the Offer. After completing the election form, you will have the opportunity to review the elections you have made with respect to your eligible options. If you are satisfied with your elections you will proceed to the Agreement to Terms of Election page. Only after you agree to the Agreement to the Terms of Election will you be directed to the Election Confirmation Statement page. Please print and keep a copy of the Election Confirmation Statement for your records. You will then have completed the election process.

To help (i) explain the potential adverse tax impact of Section 409A, (ii) explain how BEA Systems, Inc. has addressed the situation and the choices you have, and (iii) answer other questions you may have, you may log on to http://inweb.bea.com/tenderoffer to view a recorded informational video fully explaining the Offer or either call (408) 817-4355 or e-mail BEA409A@bea.com should you have any questions about the Offer.

BEA Systems, Inc. has prepared communications regarding the Offer and PricewaterhouseCoopers LLP will provide general tax information regarding the Offer. Neither BEA Systems, Inc. nor PricewaterhouseCoopers LLP will provide tax advice specific to an individual’s circumstances or make any recommendation.

If you are not able to submit your election electronically via the Offer website as a result of technical failures of the website, such as the website being unavailable or the website not accepting your election, or if you do not otherwise have access to the Offer website for any reason (including lack of internet services), you must complete a paper election form and return it to the Company via facsimile to Stock Administration at (408) 570-8970 before 9:00 p.m., Pacific Time, on December 14, 2007. To obtain a paper election form, please contact Stock Administration via fax at (408) 570-8970 or by e-mail at stock-admin@bea.com, or you may download and print the form at https://bea409a.equitybenefits.com/.

You must complete the election process in the foregoing manner before 9:00 p.m., Pacific Time, on December 14, 2007. If we extend the Offer beyond that deadline, you must complete the process before the extended expiration date of the Offer.

We will not accept delivery of any election form after expiration of the Offer. If we do not receive a properly completed and duly executed election form from you before the expiration of the Offer, we will not accept your eligible options for amendment. Those options will not be amended or replaced pursuant to the Offer, and no cash payment will be made with respect to those options.

This notice does not constitute the Offer. The full terms of the Offer are described in (1) the Offer to Amend; (2) the letter from Mark P. Dentinger, dated November 15, 2007; (3) the election forms; and (4) the presentation by PricewaterhouseCoopers LLP, describing the Offer. You may also access these documents through the Offer website at https://bea409a.equitybenefits.com/, or through the U.S. Securities and Exchange Commission’s website at www.sec.gov. You may receive paper copies of these documents and forms by contacting Stock Administration by fax at (408) 570-8970 or by e-mail at stock-admin@bea.com.

December 7, 2007 - Final Week

SUBJECT: Urgent Information Regarding Your BEA Stock Options

We are entering the final week of the BEA Systems, Inc. Offer to Amend the Exercise Price of Certain Options (referred to as the “Offer”). After today, there are approximately seven (7) days left to make your election. The Offer will expire at 9:00 p.m., Pacific Time, on December 14, 2007 unless we extend the Offer.

[According to our records, you have not yet logged onto the Offer website nor made an election with respect to the Offer. Attached to this email is more detailed information that will assist you in understanding the Offer. It is extremely important that you access the Offer website and make your election on or before December 14, 2007. You may be subject to negative tax consequences if you do not choose to participate in the Offer or if you exercise your eligible options prior to their amendment under the terms of the Offer.]

[According to our records, you have logged onto the Offer website, but have yet to make an election with respect to the Offer. Attached to this email is more detailed information that will assist you in understanding the Offer. It is extremely important that you log onto the Offer website again and make your election on or before December 14, 2007. You may be subject to negative tax consequences if you do not choose to participate in the Offer or if you exercise your eligible options prior to their amendment under the terms of the Offer.]

[ATTACHMENT READS AS FOLLOWS]

We are entering the final week of the BEA Systems, Inc. Offer to Amend the Exercise Price of Certain Options (referred to as the “Offer”). After today, there are approximately seven (7) days left to make your election. The Offer will expire at 9:00 p.m., Pacific Time, on December 14, 2007 unless we extend the Offer.

If you would like to participate in the Offer, you must log onto the Offer website at https://bea409a.equitybenefits.com/ and click on the MAKE AN ELECTION button. You will be directed to your election form that contains the following personalized information with respect to each eligible option you hold.

You will need to check the appropriate box next to your eligible options to indicate whether you elect to amend in accordance with the terms of the Offer. After completing the election form, you will have the opportunity to review the elections you have made with respect to your eligible options. If you are satisfied with your elections you will proceed to the Agreement to Terms of Election page. Only after you agree to the Agreement to the Terms of Election will you be directed to the Election Confirmation Statement page. Please print and keep a copy of the Election Confirmation Statement for your records. You will then have completed the election process.

To help (i) explain the potential adverse tax impact of Section 409A, (ii) explain how BEA Systems, Inc. has addressed the situation and the choices you have, and (iii) answer other questions you may have, you may log on to http://inweb.bea.com/tenderoffer to view a recorded informational video fully explaining the Offer or either call (408) 817-4355 or e-mail BEA409A@bea.com should you have any questions about the Offer.

BEA Systems, Inc. has prepared communications regarding the Offer and PricewaterhouseCoopers LLP will provide general tax information regarding the Offer. Neither BEA Systems, Inc. nor PricewaterhouseCoopers LLP will provide tax advice specific to an individual’s circumstances or make any recommendation.

If you are not able to submit your election electronically via the Offer website as a result of technical failures of the website, such as the website being unavailable or the website not accepting your election, or if you do not otherwise have access to the Offer website for any reason (including lack of internet services), you must complete a paper election form and return it to the Company via facsimile to Stock Administration at (408) 570-8970 before 9:00 p.m., Pacific Time, on December 14, 2007. To obtain a paper election form, please contact Stock Administration via fax at (408) 570-8970 or by e-mail at stock-admin@bea.com, or you may download and print the form at https://bea409a.equitybenefits.com/.

You must complete the election process in the foregoing manner before 9:00 p.m., Pacific Time, on December 14, 2007. If we extend the Offer beyond that deadline, you must complete the process before the extended expiration date of the Offer.

We will not accept delivery of any election form after expiration of the Offer. If we do not receive a properly completed and duly executed election form from you before the expiration of the Offer, we will not accept your eligible options for amendment. Those options will not be amended or replaced pursuant to this Offer, and no cash payment will be made with respect to those options.

This notice does not constitute the Offer. The full terms of the Offer are described in (1) the Offer to Amend; (2) the letter from Mark P. Dentinger, dated November 15, 2007; (3) the election forms; and (4) the presentation by PricewaterhouseCoopers LLP, describing the Offer. You may also access these documents through the Offer website at https://bea409a.equitybenefits.com/, or through the U.S. Securities and Exchange Commission’s website at www.sec.gov. You may receive paper copies of these documents and forms by contacting Stock Administration by fax at (408) 570-8970 or by e-mail at stock-admin@bea.com.

December 12, 2007 - Three Business Days Before Offer Expires

SUBJECT: Urgent Information Regarding Your BEA Stock Options

We have just three business days remaining for the BEA Systems, Inc. Offer to Amend the Exercise Price of Certain Options (referred to as the “Offer”). This e-mail is being sent to you because we have determined that you have not yet elected to participate in the Offer. Please note that the Offer will expire at 9:00 p.m., Pacific Time, on Friday, December 14, 2007 unless we extend the Offer.

[According to our records, you have not yet logged onto the Offer website nor made an election with respect to the Offer. Attached to this email is more detailed information that will assist you in understanding the Offer. It is extremely important that you access the Offer website and make your election on or before December 14, 2007. You may be subject to negative tax consequences if you do not choose to participate in the Offer or if you exercise your eligible options prior to their amendment under the terms of the Offer.]

[According to our records, you have logged onto the Offer website, but have yet to make an election with respect to the Offer. Attached to this email is more detailed information that will assist you in understanding the Offer. It is extremely important that you log onto the Offer website again and make your election on or before December 14, 2007. You may be subject to negative tax consequences if you do not choose to participate in the Offer or if you exercise your eligible options prior to their amendment under the terms of the Offer.]

[ATTACHMENT READS AS FOLLOWS]

We have just three business days remaining for the BEA Systems, Inc. Offer to Amend the Exercise Price of Certain Options (referred to as the “Offer”). This e-mail is being sent to you because we have determined that you have not yet elected to participate in the Offer. Please note that the Offer will expire at 9:00 p.m., Pacific Time, on Friday, December 14, 2007 unless we extend the Offer.

If you would like to participate in the Offer, you must log onto the Offer website at https://bea409a.equitybenefits.com/ and click on the MAKE AN ELECTION button. You will be directed to your election form that contains the following personalized information with respect to each eligible option you hold.

You will need to check the appropriate box next to your eligible options to indicate whether you elect to amend in accordance with the terms of the Offer. After completing the election form, you will have the opportunity to review the elections you have made with respect to your eligible options. If you are satisfied with your elections you will proceed to the Agreement to Terms of Election page. Only after you agree to the Agreement to the Terms of Election will you be directed to the Election Confirmation Statement page. Please print and keep a copy of the Election Confirmation Statement for your records. You will then have completed the election process.

To help (i) explain the potential adverse tax impact of Section 409A, (ii) explain how BEA Systems, Inc. has addressed the situation and the choices you have, and (iii) answer other questions you may have, you may log on to http://inweb.bea.com/tenderoffer to view a recorded informational video fully explaining the Offer or either call (408) 817-4355 or e-mail BEA409A@bea.com should you have any questions about the Offer.

BEA Systems, Inc. has prepared communications regarding the Offer and PricewaterhouseCoopers LLP will provide general tax information regarding the Offer. Neither BEA Systems, Inc. nor PricewaterhouseCoopers LLP will provide tax advice specific to an individual’s circumstances or make any recommendation.

If you are not able to submit your election electronically via the Offer website as a result of technical failures of the website, such as the website being unavailable or the website not accepting your election, or if you do not otherwise have access to the Offer website for any reason (including lack of internet services), you must complete a paper election form and return it to the Company via facsimile to Stock Administration at (408) 570-8970 before 9:00 p.m., Pacific Time, on December 14, 2007. To obtain a paper election form, please contact Stock Administration via fax at (408) 570-8970 or by e-mail at stock-admin@bea.com, or you may download and print the form at https://bea409a.equitybenefits.com/.

You must complete the election process in the foregoing manner before 9:00 p.m., Pacific Time, on December 14, 2007. If we extend the Offer beyond that deadline, you must complete the process before the extended expiration date of the Offer.

We will not accept delivery of any election form after expiration of the Offer. If we do not receive a properly completed and duly executed election form from you before the expiration of the Offer, we will not accept your eligible options for amendment. Those options will not be amended or replaced pursuant to the Offer, and no cash payment will be made with respect to those options.

This notice does not constitute the Offer. The full terms of the Offer are described in (1) the Offer to Amend; (2) the letter from Mark P. Dentinger, dated November 15, 2007; (3) the election forms; and (4) the presentation by PricewaterhouseCoopers LLP, describing the Offer. You may also access these documents through the Offer website at https://bea409a.equitybenefits.com/, or through the U.S. Securities and Exchange Commission’s website at www.sec.gov. You may receive paper copies of these documents and forms by contacting Stock Administration by fax at (408) 570-8970 or by e-mail at stock-admin@bea.com.

December 13, 2007 - Two Business Days Before Offer Expires

SUBJECT: Urgent Information Regarding Your BEA Stock Options

We have just two business days remaining for the BEA Systems, Inc. Offer to Amend the Exercise Price of Certain Options (referred to as the “Offer”). This e-mail is being sent to you because we have determined that you have not yet elected to participate in the Offer. Please note that the Offer will expire at 9:00 p.m., Pacific Time, on Friday, December 14, 2007 unless we extend the Offer.

[According to our records, you have not yet logged onto the Offer website nor made an election with respect to the Offer. Attached to this email is more detailed information that will assist you in understanding the Offer. It is extremely important that you access the Offer website and make your election on or before December 14, 2007. You may be subject to negative tax consequences if you do not choose to participate in the Offer or if you exercise your eligible options prior to their amendment under the terms of the Offer.]

[According to our records, you have logged onto the Offer website, but have yet to make an election with respect to the Offer. Attached to this email is more detailed information that will assist you in understanding the Offer. It is extremely important that you log onto the Offer website again and make your election on or before December 14, 2007. You may be subject to negative tax consequences if you do not choose to participate in the Offer or if you exercise your eligible options prior to their amendment under the terms of the Offer.]

[ATTACHMENT READS AS FOLLOWS]

We have just two business days remaining for the BEA Systems, Inc. Offer to Amend the Exercise Price of Certain Options (referred to as the “Offer”). This e-mail is being sent to you because we have determined that you have not yet elected to participate in the Offer. Please note that the Offer will expire at 9:00 p.m., Pacific Time, on Friday, December 14, 2007 unless we extend the Offer.

If you would like to participate in the Offer, you must log onto the Offer website at https://bea409a.equitybenefits.com/ and click on the MAKE AN ELECTION button. You will be directed to your election form that contains the following personalized information with respect to each eligible option you hold.

You will need to check the appropriate box next to your eligible options to indicate whether you elect to amend in accordance with the terms of the Offer. After completing the election form, you will have the opportunity to review the elections you have made with respect to your eligible options. If you are satisfied with your elections you will proceed to the Agreement to Terms of Election page. Only after you agree to the Agreement to the Terms of Election will you be directed to the Election Confirmation Statement page. Please print and keep a copy of the Election Confirmation Statement for your records. You will then have completed the election process.

To help (i) explain the potential adverse tax impact of Section 409A, (ii) explain how BEA Systems, Inc. has addressed the situation and the choices you have, and (iii) answer other questions you may have, you may log on to http://inweb.bea.com/tenderoffer to view a recorded informational video fully explaining the Offer or either call (408) 817-4355 or e-mail BEA409A@bea.com should you have any questions about the Offer.

BEA Systems, Inc. has prepared communications regarding the Offer and PricewaterhouseCoopers LLP will provide general tax information regarding the Offer. Neither BEA Systems, Inc. nor PricewaterhouseCoopers LLP will provide tax advice specific to an individual’s circumstances or make any recommendation.

If you are not able to submit your election electronically via the Offer website as a result of technical failures of the website, such as the website being unavailable or the website not accepting your election, or if you do not otherwise have access to the Offer website for any reason (including lack of internet services), you must complete a paper election form and return it to the Company via facsimile to Stock Administration at (408) 570-8970 before 9:00 p.m., Pacific Time, on December 14, 2007. To obtain a paper election form, please contact Stock Administration via fax at (408) 570-8970 or by e-mail at stock-admin@bea.com, or you may download and print the form at https://bea409a.equitybenefits.com/.

You must complete the election process in the foregoing manner before 9:00 p.m., Pacific Time, on December 14, 2007. If we extend the Offer beyond that deadline, you must complete the process before the extended expiration date of the Offer.

We will not accept delivery of any election form after expiration of the Offer. If we do not receive a properly completed and duly executed election form from you before the expiration of the Offer, we will not accept your eligible options for amendment. Those options will not be amended or replaced pursuant to the Offer, and no cash payment will be made with respect to those options.

This notice does not constitute the Offer. The full terms of the Offer are described in (1) the Offer to Amend; (2) the letter from Mark P. Dentinger, dated November 15, 2007; (3) the election forms; and (4) the presentation by PricewaterhouseCoopers LLP, describing the Offer. You may also access these documents through the Offer website at https://bea409a.equitybenefits.com/, or through the U.S. Securities and Exchange Commission’s website at www.sec.gov. You may receive paper copies of these documents and forms by contacting Stock Administration by fax at (408) 570-8970 or by e-mail at stock-admin@bea.com.

December 14, 2007 - Last Day (Offer Expiration Date)

SUBJECT: Urgent Information Regarding Your BEA Stock Options

Today is the last day to elect to amend your eligible options as part of the BEA Systems, Inc. Offer to Amend the Exercise Price of Certain Options (referred to as the “Offer”). The Offer will expire at 9:00 p.m., Pacific Time, today unless we extend the Offer.

[According to our records, you have not yet logged onto the Offer website nor made an election with respect to the Offer. Attached to this email is more detailed information that will assist you in understanding the Offer. It is extremely important that you access the Offer website and make your election on or before December 14, 2007. You may be subject to negative tax consequences if you do not choose to participate in the Offer or if you exercise your eligible options prior to their amendment under the terms of the Offer.]

[According to our records, you have logged onto the Offer website, but have yet to make an election with respect to the Offer. Attached to this email is more detailed information that will assist you in understanding the Offer. It is extremely important that you log onto the Offer website again and make your election on or before December 14, 2007. You may be subject to negative tax consequences if you do not choose to participate in the Offer or if you exercise your eligible options prior to their amendment under the terms of the Offer.]

[ATTACHMENT READS AS FOLLOWS]

Today is the last day to elect to amend your eligible options as part of the BEA Systems, Inc. Offer to Amend the Exercise Price of Certain Options (referred to as the “Offer”). The Offer will expire at 9:00 p.m., Pacific Time, today unless we extend the Offer.

If you would like to participate in the Offer, you must log onto the Offer website at https://bea409a.equitybenefits.com/ and click on the MAKE AN ELECTION button. You will be directed to your election form that contains the following personalized information with respect to each eligible option you hold.

You will need to check the appropriate box next to your eligible options to indicate whether you elect to amend in accordance with the terms of the Offer. After completing the election form, you will have the opportunity to review the elections you have made with respect to your eligible options. If you are satisfied with your elections you will proceed to the Agreement to Terms of Election page. Only after you agree to the Agreement to the Terms of Election will you be directed to the Election Confirmation Statement page. Please print and keep a copy of the Election Confirmation Statement for your records. You will then have completed the election process.

To help (i) explain the potential adverse tax impact of Section 409A, (ii) explain how BEA Systems, Inc. has addressed the situation and the choices you have, and (iii) answer other questions you may have, you may log on to http://inweb.bea.com/tenderoffer to view a recorded informational video fully explaining the Offer or either call (408) 817-4355 or e-mail BEA409A@bea.com should you have any questions about the Offer.

BEA Systems, Inc. has prepared communications regarding the Offer and PricewaterhouseCoopers LLP will provide general tax information regarding the Offer. Neither BEA Systems, Inc. nor PricewaterhouseCoopers LLP will provide tax advice specific to an individual’s circumstances or make any recommendation.

If you are not able to submit your election electronically via the Offer website as a result of technical failures of the website, such as the website being unavailable or the website not accepting your election, or if you do not otherwise have access to the Offer website for any reason (including lack of internet services), you must complete a paper election form and return it to the Company via facsimile to Stock Administration at (408) 570-8970 before 9:00 p.m., Pacific Time, today. To obtain a paper election form, please contact Stock Administration via fax at (408) 570-8970 or by e-mail at stock-admin@bea.com, or you may download and print the form at https://bea409a.equitybenefits.com/.

You must complete the election process in the foregoing manner before 9:00 p.m., Pacific Time, today. If we extend the Offer beyond that deadline, you must complete the process before the extended expiration date of the Offer.

We will not accept delivery of any election form after expiration of the Offer. If we do not receive a properly completed and duly executed election form from you before the expiration of the Offer, we will not accept your eligible options for amendment. Those options will not be amended or replaced pursuant to the Offer, and no cash payment will be made with respect to those options.

This notice does not constitute the Offer. The full terms of the Offer are described in (1) the Offer to Amend; (2) the letter from Mark P. Dentinger, dated November 15, 2007; (3) the election forms; and (4) the presentation by PricewaterhouseCoopers LLP, describing the Offer. You may also access these documents through the Offer website at https://bea409a.equitybenefits.com/, or through the U.S. Securities and Exchange Commission’s website at www.sec.gov. You may receive paper copies of these documents and forms by contacting Stock Administration by fax at (408) 570-8970 or by e-mail at stock-admin@bea.com.